Exhibit 10.3

EXECUTION COPY

AMENDMENT TO GUARANTY

THIS AMENDMENT TO GUARANTY (this “Amendment”) is dated as of August 28, 2009 and is entered into by and among each Guarantor named in the signature pages hereof (each a “Guarantor” and, collectively, the “Guarantors”) and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), acting with the consent of the Required Lenders. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).

WHEREAS, each of the Guarantors entered into that certain Guaranty (as in effect on the date hereof immediately before giving effect to the Amended and Restated Credit Agreement referred to below, the “Original Guaranty”) dated as of April 5, 2007;

WHEREAS, Pacer International, Inc. (“Pacer”), the other borrowers party thereto, the lenders party thereto, the Swing Line Lender and L/C Issuers party thereto, and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of the date hereof (the “Amended and Restated Credit Agreement”) amending and restating the Credit Agreement dated as of April 5, 2007, among Pacer, the lenders party thereto, the L/C Issuers, the Swing Line Lender and the Administrative Agent, as amended by that certain First Amendment and Waiver Agreement dated as of June 29, 2009 (as amended, amended and restated, renewed, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, it is a condition precedent to the effectiveness of the Amended and Restated Credit Agreement that each Guarantor amend the Original Guaranty as provided for herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS TO ORIGINAL GUARANTY

1.1 Amendments to the Recitals.

(a) The first paragraph of the Original Guaranty is hereby amended by deleting the words “the Swap Obligation Providers and the FX/Cash Management Obligation Providers” and replacing such words with the following:

“the Lenders and any of their respective Affiliates (or any Lender (or an Affiliate of such a Lender) at the time any Bank Product Obligations were incurred but has ceased to be a Lender (or whose Affiliate has ceased to be a Lender) under the Credit Agreement) providing any Bank Product (“Bank Product Providers”)”.

(b) The second paragraph of the Original Guaranty is hereby amended by deleting the parenthetical “(the “Borrower”)” and replacing it with “(“Pacer”)”.

(c) The third paragraph of the Original Guaranty is hereby amended by deleting such paragraph in its entirety and replacing it with the following:

“It is a condition precedent to the Borrowings, to the issuances of Letters of Credit under the Credit Agreement and to the extension of Bank Products that each Guarantor guarantee the indebtedness and other obligations of the Borrowers to the Guaranteed Parties under or in connection with the Credit Agreement and arising under any agreement relating to any Bank Product as set forth herein. Each Guarantor, as a Borrower or as a Subsidiary of a Borrower, will derive substantial direct and indirect benefits from the making of the Loans to, and issuances of Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement and from the agreements relating to the Bank Products (which benefits are hereby acknowledged by each Guarantor).”

(d) The fourth paragraph of the Original Guaranty is hereby amended by deleting the words “to induce the Swap Obligation Providers to enter into the Swap Contracts and to induce the FX/Cash Management Obligation Providers to enter into the FX/Cash Management Agreements” and replacing such words with the following:

“and to induce the applicable Lenders (or their respective Affiliates) to enter into any agreement relating to any Bank Products”.

1.2 Amendment to Section 1: Definitions; Interpretation.

(a) Section 1 of the Original Guaranty is hereby amended by deleting the definitions of “FX/Cash Management Agreement” and “Swap Contract” in their entirety.

(b) Section 1 of the Original Guaranty is hereby amended by deleting the definition of “Guaranteed Parties” in its entirety and replacing it with the following new definition:

“Guaranteed Parties” means the Administrative Agent, the Lenders, the L/C Issuers, the Swing Line Lender and, subject to Bank Product Obligations being deemed “Secured Obligations” in accordance with the terms of the Credit Agreement, providers of Bank Products, including, without limitation, the FX/Cash Management Obligation Providers and the Swap Obligation Providers.”

1.3 Amendment to Section 2: Guaranty. Section 2 of the Original Guaranty is hereby amended by:

(a) deleting the first sentence of clause (a) thereto in its entirety and replacing it with the following:

“Each Guarantor hereby unconditionally and irrevocably guarantees to the Guaranteed Parties, and their respective successors, endorsees, transferees and assigns, the full and prompt payment when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) and performance of the indebtedness, liabilities and other obligations of the Borrowers (i) to the Guaranteed Parties under or in connection with the Credit Agreement, the Notes and the other Loan Documents, including all unpaid principal of the

Loans, all amounts owing in respect of the L/C Obligations, all interest accrued thereon, all fees due under the Credit Agreement and all other amounts payable by the Borrowers to the Guaranteed Parties thereunder or in connection therewith and (ii) to the Guaranteed Parties arising under any agreement relating to any Bank Product.”; and

(b) replacing the words “the Borrower” and the third sentence of clause (a) thereto with the words “the Borrowers”.

1.4 Amendment to Section 3: Liability of Guarantors. Section 3 of the Original Guaranty is hereby amended by replacing the words “the Borrower” in each of clause (i), (iii), (v)(A), (v)(B), (v)(C), (v)(E), (v)(G), and (v)(J) thereof with the words “any Borrower”.

1.5 Amendment to Section 4: Consents of Guarantors. Section 4 of the Original Guaranty is hereby amended by:

(a) replacing the words “the Borrower’s” in clause (iii) thereof with the words “ any Borrower’s”; and

(b) replacing the words “the Borrower” in each of clause (vi) and clause (vii) thereof with the words “any Borrower”.

1.6 Amendment to Section 5(a): Certain Waivers. Section 5(a) of the Original Guaranty is hereby amended by:

(a) replacing each occurrence of the words “the Borrower” in clause (i) thereof with the words “ any Borrower”; and

(b) replacing the words “the Borrower” in each of clause (iii) and clause (vi) thereof with the words “any Borrower”.

1.7 Amendment to Section 5(b): Additional Waivers. Section 5(b) of the Original Guaranty is hereby amended by replacing the words “the Borrower” therein with the words “any Borrower”.

1.8 Amendment to Section 5(c): Independent Obligations. Section 5(c) of the Original Guaranty is hereby amended by:

(a) replacing the first occurrence of the words “the Borrower” therein with the words “the Borrowers”; and

(b) replacing the second and third occurrences of the words “the Borrower” therein with the words “any Borrower”.

1.9 Amendment to Section 5(d): Financial Condition of Borrower. Section 5(d) of the Original Guaranty is hereby amended by replacing the word “Borrower” in the section heading thereof with the words “the Borrowers”.

1.10 Amendment to Section 6: Subrogation. Section 6 of the Original Guaranty is hereby amended by replacing the words “the Borrower” therein with the words “the Borrowers”.

1.11 Amendment to Section 7(a): Subordination to Payment of Guaranteed Obligations. Section 7(a) of the Original Guaranty is hereby amended by:

(a) replacing the first occurrence of the words “the Borrower” therein with the words “each Borrower”; and

(b) replacing the second and third occurrences of the words “the Borrower” therein with the words “such Borrower”

1.12 Amendment to Section 7(b): No Payments. Section 7(b) of the Original Guaranty is hereby amended by replacing each occurrence of the words “the Borrower” therein with the words “any Borrower”.

1.13 Amendment to Section 7(c): Subordination of Remedies. Section 7(c) of the Original Guaranty is hereby amended by replacing the words “the Borrower” in each of clause (ii) and clause (iii) thereof with the words “any Borrower”.

1.14 Amendment to Section 7(d): Subordination Upon Any Distribution of Assets of the Borrower. Section 7(d) of the Original Guaranty is hereby amended by:

(a) replacing the words “the Borrower” in the section heading thereto with the words “any Borrower”;

(b) replacing the first occurrence of the words “the Borrower” therein with the words “any Borrower”; and

(c) replacing the second occurrence of the words “the Borrower” therein with the words “any such Borrower”.

1.15 Amendment to Section 7(e): Authorization by Administrative Agent. Section 7(e) of the Original Guaranty is hereby amended by replacing the words “the Borrower” therein with the words “any Borrower”.

1.16 Amendment to Section 9: Payments. Section 9 of the Original Guaranty is hereby amended by:

(a) replacing the first occurrence of the words “the Borrower” in clause (a) thereof with the words “any Borrower”;

(b) replacing the second and third occurrences of the words “the Borrower” in clause (a) thereof with the words “such Borrower”;

(c) replacing the words “each Swap Obligation Provider, each FX/Cash Management Obligation Provider,” in clause (g)(ii) thereof with the following:

“each Bank Product Provider”; and

(d) replacing the words “the Swap Obligation Providers, the FX/Cash Management Obligation Providers” in the last sentence of clause (g) thereof with the words “the Bank Product Providers”.

1.17 Amendment to Section 10: Representations and Warranties. Section 10 of the Original Guaranty is hereby amended by replacing each occurrence of the words “the Borrower” in clause (h) thereof with the words “the Borrowers”.

1.18 Amendment to Section 12: Affirmative Covenants. Section 12 of the Original Guaranty is hereby amended by:

(a) replacing the words “any FX/Cash Management Agreement or Swap Contract” therein with the words “any agreement relating to any Bank Product”; and

(b) replacing the words “the Borrower is” in clause (c) thereof with the words “the Borrowers are”.

1.19 Amendment to Section 13: Notices. Section 13 of the Original Guaranty is hereby amended by deleting the words “in the case of the Swap Obligation Providers, to the addresses or telecopier numbers specified in the respective Swap Contracts, and in the case of FX/Cash Management Obligation Providers, to the address or telecopier numbers specified in the FX/Cash Management Agreements” and replacing such words with the following:

“and in the case of any Bank Product, to the addresses or telecopier numbers specified the applicable agreement relating to such Bank Product”.

1.20 Amendment to Section 15(b): Indemnification. Section 15(b) of the Original Guaranty is hereby amended by:

(a) replacing each occurrence of the words “the Borrower or any of its Subsidiaries” in clause (iii) thereof with the words “the Borrowers or any of their respective Subsidiaries”;

(b) replacing the words “the Borrower” in clause (iv) thereof with the words “any Borrower”;

(c) replacing the first occurrence of the words “the Borrower” in clause (y) thereof with the words “any Borrower”; and

(d) replacing the second occurrence of the words “the Borrower” in clause (y) thereof with the words “such Borrower”.

1.21 Amendment to Section 15(f): Survival. Section 15(f) of the Original Guaranty is hereby amended by replacing the words “the Swap Contracts or any FX/Cash Management Agreements” therein with the words “the termination of any agreement relating to any Bank Product”.

1.22 Amendment to Section 17: Benefits of Guaranty. Section 17 of the Original Guaranty is hereby amended by replacing the words “the FX/Cash Management Obligation Providers, the Swap Obligation Providers” in the second sentence thereof with the words “the Bank Product Providers”.

1.23 Amendment to Section 18(b): Assignment. Section 18(b) of the Original Guaranty is hereby amended by deleting the third and fourth sentences thereto in their entirety and replacing such sentences with the following new sentence:

“Each Bank Product Provider may, without notice to or consent by any Guarantor, sell, assign, transfer or grant participations in all or any portion of such Bank Product Provider’s rights and obligations hereunder and under the other Guarantor Documents in connection with any sale, assignment, transfer or grant of a participation by such Bank Product Provider of any interest in any agreement relating to any Bank Product to which it is a party.”.

1.24 Amendment to Section 22: No Advisory or Fiduciary Responsibility. Section 22 of the Original Guaranty is hereby amended by replacing each occurrence of the words “the Borrower” therein with the words “the Borrowers”.

1.25 Amendment to Section 25: Confidentiality. Section 25 of the Original Guaranty is hereby amended by replacing the words “the Borrower” in each of clause (f)(ii) and clause (h)(y) therein with the words “any Borrower”.

1.26 Amendment to Section 26: Future Guarantors. Section 26 of the Original Guaranty is hereby amended by replacing the words “the Borrower” therein with the words “any Borrower”.

1.27 Amendment to Section 28: Survival of Representations and Warranties. Section 28 of the Original Guaranty is hereby amended by replacing the words “any Swap Contract shall remain in effect, or any FX/Cash Management Agreement shall remain in effect” therein with the words “or any agreement relating to any Bank Product shall remain in effect”.

1.28 Amendment to Annex 1: Form of Accession Agreement. Annex 1 to the Original Guaranty is hereby amended by:

(a) deleting the words “certain Swap Obligation Providers, certain FX/Cash Management Obligation Providers” in the first paragraph thereto and replacing such words with the following:

“the Lenders and any of their respective Affiliates (or any Lender (or any Affiliates of such Lender) at the time any Bank Product Obligations were incurred but has ceased to be a Lender (or whose Affiliate has ceased to be a Lender) under the Credit Agreement) providing any Bank Product”;

(b) deleting the parenthetical “(the “Borrower”)” in the second paragraph thereto and replacing it with “(“Pacer”)”;

(c) replacing the words “the Borrower” in the second paragraph thereto with the word “Pacer”;

(d) deleting the parenthetical “(the “Credit Agreement”)” in the second paragraph thereto and replacing it with “(as amended, modified, renewed or extended from time to time, the “Credit Agreement”)”; and

(e) replacing the words “the Borrower” in the third paragraph thereto and replacing it with the words “a Borrower”.

SECTION II. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent:

A. Execution. Administrative Agent shall have received a counterpart signature page of this Amendment duly executed by each of the Guarantors and the Administrative Agent.

B. Amended and Restated Credit Agreement. The Amended and Restated Credit Agreement shall have become effective in accordance with its terms.

SECTION III. REPRESENTATIONS AND WARRANTIES

A. Corporate Power and Authority. Each Guarantor, which is party hereto, has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Original Guaranty as amended by this Amendment (the “Amended Guaranty”).

B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Guaranty have been duly authorized by all necessary action on the part of each Guarantor.

C. Binding Obligation. This Amendment and the Amended Guaranty have been duly executed and delivered by each of the Guarantors party hereto and each constitutes a legal, valid and binding obligation of such Guarantor to the extent a party thereto, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION IV. MISCELLANEOUS

A. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

B. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

C. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

THE GUARANTORS:	INTERMODAL CONTAINER SERVICE, INC. (D/B/A HARBOR RAIL TRANSPORT)

MANUFACTURERS CONSOLIDATION SERVICE OF CANADA, INC.

PACER CARTAGE, INC.

PACER CONTAINER LINE, INC.

PACER TRANSPORTATION SOLUTIONS, INC.

PACER STACKTRAIN, INC.

PACER TRANSPORT, INC.

RAIL TO RAIL TRANSPORT, INC.

S & H TRANSPORT, INC.

By:
	Name:	Joseph B. Doherty
	Title:	Treasurer

CTP LEASING, INC.

	By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	President

OCEAN WORLD LINES, INC.

RF INTERNATIONAL, LTD.

S & H LEASING, INC.

	By:	/s/ Joseph B. Doherty
	Name:	Joseph B. Doherty
	Title:	Assistant Treasurer

PACER DISTRIBUTION SERVICES, INC

PDS TRUCKING, INC.

By:	/s/ Kent E. Prokop
Name:	Kent E. Prokop
Title:	President

Address for Notices for Guarantors: c/o Pacer International, Inc. 2300 Clayton Road, Suite 1200 Concord, CA 94520 Attention: Treasurer Telecopier: (925) 887-1565

BANK OF AMERICA, N.A.
As Administrative Agent

By:	/s/ John Mundstock
Authorized Signatory